UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2016 (February 25, 2016)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 330-1000

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Decisions

At its February 25, 2016 meeting, the Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tredegar Corporation (the “Corporation”) approved several items relating to compensatory arrangements with its named executive officers, other than John D. Gottwald, the Corporation’s President and Chief Executive Officer, who requested that the Compensation Committee not take any action with respect to his compensation. The details of these approvals are outlined below and reflect the changes to the Corporation’s named executive officers that occurred in 2015 and 2016. For more information, see the Corporation’s Current Reports on Form 8-K as filed with the Securities and Exchange Commission on June 29, 2015 and February 23, 2016.

2016 Short-Term Incentive Plan

The Compensation Committee approved an annual cash incentive plan applicable to the Corporation’s executive officers and certain other key employees (the “2016 Incentive Plan”).

The 2016 Incentive Plan is intended to reward each participant based on the attainment of specific 2016 financial performance targets tied to 2016 earnings before interest and taxes (“EBIT”). The EBIT financial performance metric must be achieved at least at the threshold level before any incentives can be earned. The Compensation Committee reviewed the annual financial targets for the 2016 Incentive Plan as part of its review and approval of the 2016 Incentive Plan.

The following short-term incentive opportunities are available under the 2016 Incentive Plan for the named executive officer:

		2016 Short-Term Incentive Opportunities (as a percentage of annual base salary)
Name	Title	Threshold	Target	Maximum
D. Andrew Edwards	VP and CFO	15%	60%	120%

Long-Term Incentive Awards

The Compensation Committee approved grants of performance stock units and restricted stock awards in the amounts set forth below under the Amended and Restated 2004 Equity Incentive Plan (the “Equity Plan”) to the named executive officer indicated below.

Name	Title	2016 Performance Stock Units	2016 Restricted Stock
D. Andrew Edwards	VP and CFO	30,965	9,233

The Compensation Committee established financial performance targets for the performance stock unit awards tied to the Corporation’s 2018 return on capital employed (“ROCE”). The performance stock units may be earned by the named executive officer indicated above at threshold, target or maximum levels based on achievement of specific ROCE performance targets. The performance stock unit awards were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Stock Unit Award and Stock Unit Award Terms and Conditions, substantially in the form filed as Exhibit 10.1 hereto.

The restricted stock award becomes vested and nonforfeitable on the third anniversary of the date of grant (i.e., February 25, 2019). Upon the issuance of the shares on the date of grant (i.e., February 25, 2016), the named executive officer indicated above shall be entitled to vote the shares and shall be entitled to receive, free of all restrictions, ordinary cash dividends. The restricted stock awards were made pursuant to the terms of the Equity Plan and are subject to the terms of the Notice of Stock Award and Stock Award Terms and Conditions, substantially in the form filed as Exhibit 10.2 hereto.

2015 Short-Term Incentive Plan

In 2015, the Compensation Committee approved an annual cash incentive plan applicable to the Corporation’s executive officers and certain other key employees (the “2015 Incentive Plan”). Incentives were to be paid out under the 2015 Incentive Plan only if financial performance targets were met and individual objectives were achieved.

During 2015, the short-term incentive compensation component of the Corporation’s executive compensation program was measured by performance relating to specific 2015 financial performance targets tied to 2015 working capital as a percent of sales (“WC%S”), which was weighted at 30%, and 2015 earnings before interest and taxes (“EBIT”), which was weighted at 70%. The WC%S or EBIT financial performance metrics had to be achieved at least at the threshold level before any incentives could be earned. For 2015, both EBIT and WC%S were above the threshold goal but below the target, which led to payouts to Messrs. Edwards and King in amounts between the threshold and target annual incentive cash payment opportunities. The potential payouts to Messrs. Edwards and King were based on straight line interpolation between the threshold and target annual incentive opportunity. Mr. Edwards’ payout was prorated from his date of hire (July 20, 2015). The amounts paid to Messrs. Edwards and King were determined based on the above-described formula and the Chief Executive Officer’s assessment of their performance relative to their individual goals and objectives.

The Compensation Committee approved the following incentive payment under the 2015 Incentive Plan for the following named executive officers:

Name	Title	Percent of Annual Base Salary	Dollar Value
D. Andrew Edwards	VP and CFO	10.35%	$39,856
A. Brent King	VP, General Counsel and Secretary	21.15%	$71,314

Discretionary Bonuses

The Compensation Committee approved the following discretionary bonuses to the following named executive officers:

Name	Bonus Amount
D. Andrew Edwards	$40,000
A. Brent King	$15,000

Amendment to Severance Agreement

The Compensation Committee approved the First Amendment to Severance Agreement amending the term of the Severance Agreement (filed as Exhibit 10.3 to the Corporation’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 29, 2015) to end on the earlier of (i) February 25, 2019 and (ii) the first anniversary of the date (after February 26, 2016) that John D. Gottwald is not the Chief Executive Officer of the Corporation. All other terms, provisions and conditions of the Severance Agreement remain in full force and effect.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions.

10.2	Form of Notice of Stock Award and Stock Award Terms and Conditions.

10.3	First Amendment to Severance Agreement with D. Andrew Edwards dated February 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: March 1, 2016	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions

10.2	Form of Notice of Stock Award and Stock Award Terms and Conditions

10.3	First Amendment to Severance Agreement with D. Andrew Edwards dated February 25, 2016